Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of World Waste Technologies, Inc. on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, being, David Alan Rane, the Chief Financial Officer of World Waste Technologies, Inc., does hereby certify, pursuant to 18 U.S.C. Section .1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the periods covered by the Report and the results of operations of the Company for the periods covered by the Report.

Dated: November 19, 2004

/s/ David Alan Rane
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David Alan Rane, Chief Financial Officer